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Date Filed: October 30, 1997


                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported) OCTOBER 20, 1997


                       THE TRACKER CORPORATION OF AMERICA
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


            0-24944                                 86-0767918
     (Commission File Number)                    (I.R.S. Employer
                                                 Identification No.)


        180 DUNDAS STREET WEST, #1502, TORONTO, ONTARIO, CANADA M5G 1Z8
                    (Address of Principal Executive Offices)


                                 (416) 595-6222
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
         (Former Name or Former Address, if Changed Since last Report)



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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.   OTHER EVENTS

     On October 20, 1997, Wolfgang H. Kyser resigned from his position as a director of the Registrant citing personal reasons for his departure.

     On October 29, 1997, Mark J. Gertzbein resigned from his position as a director of the Registrant citing personal & health reasons for his departure.

     On October 29, 1997, Leonard Yakobovits resigned from his position as a director of the Registrant citing personal reasons for his departure.

     The Registrant remains with three directors, one being from management and two are non-employee outside directors.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Date:  October 30, 1997

                                     THE TRACKER CORPORATION OF AMERICA,
                                     a Delaware corporation

                                     By: /s/ Mark J. Gertzbein
                                         -------------------------------
                                         Mark J. Gertzbein, Secretary




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